Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 10, 2005 (except for Note 15, as to which the date is February 24, 2005), accompanying the consolidated financial statements and schedule of Eagle Hospitality Properties Trust, Inc. and the combined financial statements of its predecessor companies contained in the Form 10-K for the year ended December 31, 2004 filed on March 28, 2005 which is incorporated by reference into the Form S-8 (No. 333-119516) for the 2004 Long-Term Incentive Plan of Eagle Hospitality Properties Trust, Inc. We consent to the incorporation by reference of said reports in the Registration Statement, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 10, 2005 (except for Note 15, as to which the date is February 24, 2005), accompanying the consolidated financial statements and schedule of Eagle Hospitality Properties Trust, Inc. and the combined financial statements of its predecessor companies contained in the Form 10-K for the year ended December 31, 2004 filed on March 28, 2005 which is incorporated by reference into the Form S-3 registering Common Stock, Preferred Stock, and Depository Shares. We consent to the incorporation by reference of said reports in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 10, 2005 (except for Note 15, as to which the date is February 24, 2005), accompanying the consolidated financial statements and schedule of Eagle Hospitality Properties Trust, Inc. and the combined financial statements of its predecessor companies contained in the Form 10-K for the year ended December 31, 2004 filed on March 28, 2005 which is incorporated by reference into the Form S-3 registering the shares to be issued under the Dividend Reinvestment and Stock Purchase Plan. We consent to the incorporation by reference of said reports in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 10, 2005 (except for Note 15, as to which the date is February 24, 2005), accompanying the consolidated financial statements and schedule of Eagle Hospitality Properties Trust, Inc. and the combined financial statements of its predecessor companies contained in the Form 10-K for the year ended December 31, 2004 filed on March 28, 2005 which is incorporated by reference into the Form S-3 for Common Stock offered in exchange for units in the EHP Operating Partnership, L.P. and common stock that may be offered in the future by selling stockholders. We consent to the incorporation by reference of said reports in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 22, 2005, accompanying the financial statements of Hilton Glendale L.P. contained in the Form 8-K/A filed September 8, 2005 which is incorporated by reference into the Form S-8 (No. 333-119516) for the 2004 Long-term Incentive Plan of Eagle Hospitality Properties Trust, Inc. We consent to the incorporation by reference of said report in the Registration Statement, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 22, 2005, accompanying the financial statements of Hilton Glendale L.P. contained in the Form 8-K/A filed September 8, 2005 which is incorporated by reference into the Form S-3 registering Common Stock, Preferred Stock and Depository Shares. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 22, 2005, accompanying the financial statements of Hilton Glendale L.P. contained in the Form 8-K/A filed September 8, 2005 which is incorporated by reference into the Form S-3 registering the shares to be issued under the Dividend Reinvestment and Stock Purchase Plan. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 22, 2005, accompanying the financial statements of Hilton Glendale L.P. contained in the Form 8-K/A filed September 8, 2005 which is incorporated by reference into the Form S-3 for Common Stock offered in exchange for partnership units in EHP Operating Partnership, L.P. and common stock that may be offered in the future by selling stockholders. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated January 14, 2005, accompanying the financial statements of UP Stone Creek, Inc. contained in the Form 8-K/A filed May 12, 2005 which is incorporated by reference into the Form S-8 (No. 333-119516) for the 2004 Long-Term Incentive Plan of Eagle Hospitality Properties Trust, Inc. We consent to the incorporation by reference of said report in the Registration Statement, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated January 14, 2005, accompanying the financial statements of UP Stone Creek, Inc. contained in the Form 8-K/A filed May 12, 2005 which is incorporated by reference into the Form S-3 registering Common Stock, Preferred Stock, and Depository Shares. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated January 14, 2005, accompanying the financial statements of UP Stone Creek, Inc. contained in the Form 8-K/A filed May 12, 2005 which is incorporated by reference into the Form S-3 registering the shares to be issued under the Dividend Reinvestment and Stock Purchase Plan. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated January 14, 2005, accompanying the financial statements of UP Stone Creek, Inc. contained in the Form 8-K/A filed May 12, 2005 which is incorporated by reference into the Form S-3 for Common Stock offered in exchange for partnership units in EHP Operating Partnership, L.P. and common stock that may be offered in the future by selling stockholders. We consent to the incorporation by reference of said report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Cincinnati, Ohio

October 3, 2005